UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2011

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue P.O. Box 58039 Santa Clara, CA		95052-8039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

In a Current Report on Form 8-K filed November 10, 2011, Applied Materials, Inc., a Delaware corporation (“Applied”), disclosed completion of its acquisition of Varian Semiconductor Equipment Associates, Inc., a Delaware corporation (“Varian”). Pursuant to the terms of that certain Agreement and Plan of Merger dated May 3, 2011, Barcelona Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Applied, merged with and into Varian (the “Merger”), with Varian surviving the Merger as a wholly-owned subsidiary of Applied. This Form 8-K/A is being filed to amend Item 9.01 of the Form 8-K filed November 10, 2011 to provide the historical financial statements and pro forma financial information required by Item 9.01(a) and (b), respectively, which financial statements and information were not included in the Form 8-K filed November 10, 2011.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired

The audited consolidated financial statements of Varian at October 1, 2010 and October 2, 2009 and the results of operations and cash flows for each of the three years in the period ended October 1, 2010, and the unaudited interim consolidated financial statements as of and for the nine months in the period ended July 1, 2011, are filed herewith as Exhibits 99.2 and 99.3, respectively.

(b)	Pro Forma Financial Information

The unaudited pro forma information reflecting the Merger is filed herewith as Exhibit 99.4.

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors.

99.1*	Press release dated November 10, 2011.

99.2	Audited consolidated financial statements of Varian at October 1, 2010 and October 2, 2009 and the results of operations and cash flows for each of the three years in the period ended October 1, 2010.

99.3	Unaudited interim consolidated financial statements of Varian as of and for the nine months in the period ended July 1, 2011.

99.4	Unaudited pro forma information.

*	Previously filed as an exhibit to Applied’s Form 8-K filed November 10, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)

Dated: November 15, 2011

	By:	/s/ JOSEPH J. SWEENEY
Joseph J. Sweeney Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors.

99.1*	Press release dated November 10, 2011.

99.2	Audited consolidated financial statements of Varian at October 1, 2010 and October 2, 2009 and the results of operations and cash flows for each of the three years in the period ended October 1, 2010.

99.3	Unaudited interim consolidated financial statements of Varian as of and for the nine months in the period ended July 1, 2011.

99.4	Unaudited pro forma information.

*	Previously filed as an exhibit to Applied’s Form 8-K filed November 10, 2011.